                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) APRIL 11, 2002

                         APPLIED DIGITAL SOLUTIONS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             MISSOURI                 000-26020             43-1641533
------------------------------------------------------------------------------
   (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)           File Number)       Identification No.)

  400 ROYAL PALM WAY, SUITE 410, PALM BEACH, FLORIDA           33480
------------------------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:        (561) 805-8000

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

    (a) Previous independent accountants

         On April 11, 2002, the Registrant notified its independent accountants, PricewaterhouseCoopers LLP, that its Board of Directors had decided to transition its audit work to another firm and dismissed PricewaterhouseCoopers, LLP. The Registrant has selected Grant Thornton LLP as its new independent accountants.

         The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports for each of the years ended December 31, 2000 and December 31, 2001 contained an explanatory paragraph expressing doubt about the Registrant's ability to continue as a going concern. In connection with its audits for the three most recent fiscal years and through April 11, 2002, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years. The following are the only reportable events as defined under Regulation S-K Item 304(a)(1)(v). During the two most recent fiscal years and through April 11, 2002, PricewaterhouseCoopers LLP discussed with the audit committee of the Board of Directors the following findings, all of which the Registrant agreed with and all of which have been remedied. During the year ended December 31, 2001, one of the Registrant's subsidiaries lacked evidence of customer acceptance prior to the recognition of certain revenue and did not have proper restrictions to vendor access within its accounts payable system. During the year ended December 31, 2000, a second subsidiary lacked monitoring controls over its accounts receivable and was unable to provide certain detailed inventory listings for certain general ledger balances. That subsidiary was part of the Registrant's Discontinued Operations and has been closed since 2001.

    (b) New independent accountants

         On April 17, 2002, the Registrant engaged Grant Thornton LLP as its new independent accountants to audit the financial statements for the year ending December 31, 2002. During 2000 and 2001 and in the subsequent interim period, the Registrant has not consulted with Grant Thornton LLP on items which concerned the application of accounting principles generally, or to a specific transaction or group of either completed or proposed transactions, or the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

         (16) Letter from PricewaterhouseCoopers LLP. (The letter from PricewaterhouseCoopers LLP will be filed by amendment to this Form 8-K).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APPLIED DIGITAL SOLUTIONS, INC.

Date: April 18, 2002                    By: /s/ Evan C. McKeown
                                            ---------------------------------
                                            Evan C. McKeown
                                            Chief Financial Officer